                                                                   Exhibit 24.1

                              POWER OF ATTORNEY

The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), which anticipate filing a Form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1996, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Carlton
E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.


  EXECUTED this 16th day of December, 1996.


/s/ Sandra H. Austin
-------------------------             Director
Sandra H. Austin


/s/ Charles H. Bowman
-------------------------             Director
Charles H. Bowman


/s/ Edward B. Brandon
-------------------------             Director
Edward B. Brandon


/s/ John G. Breen
-------------------------             Director
John G. Breen


/s/ James S. Broadhurst
-------------------------             Director
James S. Broadhurst

/s/ Duane E. Collins
-----------------------------         Director
Duane E. Collins


/s/ David A. Daberko
-----------------------------         Chairman of the Board and Chief
David A. Daberko                      Executive Officer (Principal Executive
                                      Officer)

/s/ Daniel E. Evans
-----------------------------         Director
Daniel E. Evans


/s/ Otto N. Frenzel III
-----------------------------         Director
Otto N. Frenzel III


/s/ Bernadine P. Healy, M.D.
-----------------------------         Director
Bernadine P. Healy, M.D.


/s/ Joseph H. Lemieux
-----------------------------         Director
Joseph H. Lemieux


/s/ W. Bruce Lunsford
-----------------------------         Director
W. Bruce Lunsford



/s/ A. Stevens Miles
-----------------------------         Director
A. Stevens Miles


/s/ Robert A. Paul
-----------------------------         Director
Robert A. Paul

/s/ William R. Robertson
-----------------------------            Director and President
William R. Robertson


/s/ William F. Roemer
----------------------------             Director
William F. Roemer


/s/ Michael A. Schuler
----------------------------             Director
Michael A. Schuler


/s/ Stephen A. Stitle
----------------------------             Director
Stephen A. Stitle


/s/ Morry Weiss
----------------------------             Director
Morry Weiss


                                      3